EXHIBIIT 10.5

                                                                  EXECUTION COPY

                  WARRANT SHARES REGISTRATION RIGHTS AGREEMENT


               WARRANT SHARES REGISTRATION RIGHTS AGREEMENT, dated as of November 30, 2001, (this "Agreement"), between Marvel Enterprises, Inc., a Delaware corporation (the "Company"), and Isaac Perlmutter ("Perlmutter").

               WHEREAS, the Company and Perlmutter are entering into that certain Warrant Agreement, dated the date hereof (the "Warrant Agreement"); and

               WHEREAS, the Warrant Agreement provides that the Warrant Shares shall have the registration rights set forth herein.

               NOW, THEREFORE, in consideration of the foregoing and of the mutual agreements contained herein and in the Warrant Agreement, the Company and Perlmutter hereby agree as follows:

               1. Definitions.

               As used in this Agreement, the following capitalized defined terms shall have the following meanings:

               "Auditors" means, at any time, the independent auditors of the Company at such time.

               "Board" means the board of directors of the Company from time to time.

               "Business Day" means any Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in the City of New York are authorized by law, regulation or executive order to close.

               "Closing Date" means the date hereof.

               "Commission" means the United States Securities and Exchange Commission.

               "Common Stock" means the common stock, par value $.01 per share, of the Company.

                "Common Shares" means the shares of the Common Stock of the Company.

               "Company" has the meaning specified in the preamble to this Agreement.

               "Company Shares" has the meaning specified in Section 2 hereof.

               "Cutback Notice" has the meaning specified in Section 2 hereof.


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               "Holders" means the record holders of the Warrants and the holders of Common Shares (or other securities) received upon exercise thereof.

               "Includible Secondary Shares" has the meaning specified in
Section 2 hereof.

               "Includible Shares" has the meaning specified in Section 2 hereof.

               "managing underwriter" has the meaning specified in Section 2 hereof.

               "Opinion" has the meaning specified in Section 3 hereof.

               "Other Shares" has the meaning specified in Section 2 hereof.

               "Other Selling Stockholders" has the meaning specified in Section 2 hereof.

               "Perlmutter" has the meaning specified in the preamble to this Agreement.

               "Piggy-Back Registration Rights" has the meaning specified in
Section 2 hereof.

               "Primary Registration" has the meaning specified in Section 2 hereof.

               "Registration Statement" has the meaning specified in Section 2 hereof.

                "Requesting Stockholder" has the meaning specified in Section 2 hereof.

               "Securities Act" means the United States Securities Act of 1933, as amended.

               "Underwritten Offering" means a registered offering in which securities are sold to one or more underwriters on a firm commitment basis for reoffering to the public.

                "Warrants" has the meaning specified in the recitals to this Agreement.

                "Warrant Registration Statement" has the meaning specified in
Section 3 hereof.

                "Warrant Shares" has the meaning specified in Section 2 hereof.

               2. Piggy-Back Registration Rights.

               (a) If the Company proposes to file a Registration Statement with the Commission respecting an Underwritten Offering of any shares of any class of its equity securities for its own account or for the account of a holder of securities of the Company pursuant to registration rights granted by the Company (a "Requesting Stockholder"), the Company shall give prompt written notice to all the Holders at least 10 Business Days prior to the initial filing of the registration statement relating to such offering (the "Registration Statement"). Each such Holder shall have the right, within 5 Business Days after delivery of such notice, to request in writing that the Company include all or a portion of the Common Shares issued or issuable upon exercise of such Holder's Warrants or such other securities as shall be issued or issuable upon the exercise of the Warrants (the "Warrant Shares") in such Registration Statement ("Piggy-back Registration Rights"). The Company shall include in such


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Underwritten Offering all of the Warrant Shares that a Holder has requested be included, unless the underwriter for such offering (in either case, the "managing underwriter") delivers a notice (a "Cutback Notice") pursuant to
Section 2(b) or 2(c) hereof. The managing underwriter may deliver one or more Cutback Notices at any time prior to the execution of the underwriting agreement for such Underwritten Offering.

               (b) If the proposed Underwritten Offering is an Underwritten Offering by the Company on a primary basis (a "Primary Registration"), the provisions of this Section 2(b) shall be applicable if the managing underwriter delivers a Cutback Notice stating that, in its opinion, the number of securities to be offered for the account of the Company ("Company Shares"), plus the Warrant Shares that the Holders have requested to be sold therein, plus the securities (the "Other Shares") that selling stockholders (other than the Holders) exercising similar piggy-back registration rights with respect to such offering ("Other Selling Stockholders") propose to sell therein, exceeds the maximum number of shares specified by the managing underwriter in such Cutback Notice that may be distributed without having a material adverse effect on the price, timing or distribution of the Company Shares. Such maximum number of shares that may be so sold, excluding the Company Shares, are referred to as the "Includible Shares."

               If the managing underwriter delivers such Cutback Notice, the Company shall be entitled to include all of the Company Shares in the Underwritten Offering in priority to the inclusion of any Other Shares or Warrant Shares. Each requesting Holder and Other Selling Stockholder shall then be entitled to include in such offering up to its pro rata portion of the Includible Shares, based on the number of securities requested to be sold by the Holders and the Other Selling Stockholders. No shareholder that proposes to sell Warrant Shares or Other Shares in the proposed offering may sell any such shares therein unless all Company Shares are so included.

               (c) If the proposed Underwritten Offering is an Underwritten Offering pursuant to demand registration rights exercised by a Requesting Stockholder, then the provisions of this Section 2(c) shall be applicable if the managing underwriter delivers a Cutback Notice stating that, in its opinion, the aggregate number of Company Shares, Warrant Shares and Other Shares requested to be included in such offering therein exceeds the maximum number of shares (the "Includible Secondary Shares") specified by the managing underwriter in such Cutback Notice that may be distributed without having a material adverse effect on the price, timing and distribution of the Common Shares being distributed. If the managing underwriter delivers such Cutback Notice, the Company will include in such registration, (i) first, the securities requested to be included therein by a Requesting Stockholder exercising demand registration rights, (ii) second, the securities requested to be included therein by the Company, if any, and
(iii) third, each requesting Holder's and Other Selling Stockholder's pro rata portion of the Includible Secondary Shares, based on the number of securities requested to be sold by such Holders and Other Selling Stockholders.

                (d) The underwriting agreement for such Underwritten Offering shall provide that each requesting Holder shall have the right to sell its Warrant Shares to the underwriters and that the underwriters shall purchase the Warrant Shares at the price paid by the underwriters for the Common Shares sold by the Company and/or selling stockholders, as the case may be.


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               3.  Shelf Registration.

               (a) The Company shall use its commercially reasonable efforts to cause to be filed pursuant to Rule 415 under the Securities Act a shelf registration statement on the appropriate form (the "Warrant Registration Statement") covering the resale of the Warrant Shares, and shall use its commercially reasonable efforts to cause the Warrant Registration Statement to become effective under the Securities Act within six months and two weeks after the Closing Date. The Company shall use commercially reasonable efforts to keep the Warrant Registration Statement continuously effective until such time as all Warrants have been exercised or have expired. Prior to filing the Warrant Registration Statement or any amendment thereto, the Company shall provide a copy thereof to Perlmutter and afford him a reasonable time to comment thereon.

               (b) With respect to the registration under the Warrant Registration Statement of the resale of the Warrant Shares, the Company agrees to:

               (i) make available for inspection by a representative of the Holders, any underwriter participating in any disposition pursuant to such Warrant Registration Statement and attorneys and accountants designated by the Holders, at reasonable times and in a reasonable manner, financial and other records, documents and properties of the Company that are pertinent to the conduct of due diligence customary for an underwritten offering, and cause the officers, directors and employees of the Company to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Warrant Registration Statement;

               (ii) use its commercially reasonable efforts to cause all Warrant Shares sold under a Warrant Registration Statement to be listed on any securities exchange or any automated quotation system on which similar securities issued by the Company are then listed if requested by the holders of a majority of the Warrant Shares, to the extent such Warrant Shares satisfy applicable listing requirements;

               (iii) provide a reasonable number of copies of the prospectus included in such Warrant Registration Statement to Holders that are selling Warrant Shares pursuant to such Warrant Registration Statement;

               (iv) cause to be provided to the underwriter, if any, of Warrant Shares a customary "10b-5" opinion of counsel and a customary "cold-comfort" letter of independent auditors with respect to each Form 10-K and Form 10-Q, including any amendments thereto, that is incorporated by reference in such Warrant Registration Statement;

               (v) notify Perlmutter (A) when the Warrant Registration Statement has become effective and when any post-effective amendment thereto has been filed and becomes effective, (B) of any request by the Commission or any state securities authority for amendments and supplements to the Warrant Registration Statement or of any material request by the Commission or any state securities authority for additional information after the Warrant Registration Statement has become effective, (C) of the


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        issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of such Warrant Registration
        Statement or the initiation of any proceedings for that purpose, and (D) if, between the effective date of the Warrant Registration Shelf and the closing of any sale of Warrant Shares covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, including this Agreement, relating to disclosure cease to be true and correct in any material respect to the suspension of the qualification of the Warrants or Warrant Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose, and
        (E) of the happening of any event during the period the Warrant Registration Statement is effective such that such Warrant Registration Statement or the related prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein, in the light of the circumstances under which they were made, or necessary to make statements therein not misleading. The Holders hereby agree to suspend use of the prospectus contained in a Warrant Registration Statement upon receipt of such notice under clause (D) above until the Company has amended or supplemented such prospectus to correct such misstatement or omission.

               4.  Suspension.

               (a) Subject to Section 4(c) and the final sentence of this
Section 4(a), in the case of any Underwritten Offering by the Company, whether for its own account or for the account of a holder of securities of the Company pursuant to registration rights granted by the Company, each Holder agrees, if and to the extent requested in writing by the managing underwriter or underwriters administering such offering as promptly as reasonably practicable prior to the commencement of the 10-day period referred to below, not to effect any public sale or distribution of securities of the Company except as part of such Underwritten Offering, during the period beginning ten (10) days prior to the closing date of such Underwritten Offering and during the period ending on the earlier of (i) sixty (60) days after such closing date and (ii) the date such sale or distribution is permitted by such managing underwriter or underwriters.

               (b) Subject to Section 4(c), the Company shall have the privilege to suspend availability of the Warrant Registration Statement and the related prospectus for up to 45 consecutive days if the Board determines in good faith that such suspension is necessary and provides notice of such determination to the Holders at their addresses appearing in the register of Warrants maintained by Perlmutter. Notice of such suspension shall be given promptly to Perlmutter.

               (c) In no event shall the restrictions under this Section 4, pursuant to one or more elections under Section 4(a) or Section 4(b), remain in effect for more than one hundred twenty (120) days in the aggregate in any consecutive 365-day period.

               5.  Blue Sky.

                  The Company shall use its commercially reasonable efforts to register or qualify the Warrant Shares proposed to be sold pursuant to the Warrant Registration Statement under all applicable securities or "blue sky" laws of all jurisdictions in the United States in which


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any Holder of Warrants may resell the Warrant Shares and shall use its commercially reasonable efforts to maintain such registration or qualification through the date upon which all Warrants have been exercised or all Warrant Shares have been resold, as the case may be, under the Warrant Registration Statement; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or as a broker or a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this
Section 5, (ii) file any general consent to service of process or (iii) subject itself to taxation in any jurisdiction if it is not otherwise so subject.

               6.  Accuracy of Disclosure.

               The Company represents and warrants to each Holder (and each beneficial owner of a Warrant or Warrant Share) and agrees for the benefit of each Holder (and each beneficial owner of a Warrant or Warrant Share) that, except during any period in which the availability of the Warrant Registration Statement has been suspended, (i) the Warrant Registration Statement and the documents incorporated by reference therein will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading; and (ii) the prospectus delivered to such Holder pursuant to which such Holder resells its Warrant Shares and the documents incorporated by reference therein will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               7. Indemnity.

               The Company hereby agrees to indemnify each beneficial owner of a Warrant or Warrant Share and each person, if any, who controls any beneficial owner of a Warrant or Warrant Share within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934 (the "Exchange Act"), or is under common control with, or is controlled by, any beneficial owner of a Warrant (whether or not it is, at the time the indemnity provided for in this Section 7 is sought, such a beneficial owner), from and against all losses, damages or liabilities which such beneficial owner or any such controlling or affiliated person suffers as a result of any breach, on the date of any resale of any Warrant Share by such holder pursuant to the Warrant Registration Statement, of the representations, warranties or agreements contained in Section 6; provided, however, that the Company will not be liable to any holder in such case as to the extent that any such loss, damage or liability arises out of or is based upon (a) any untrue statement or omission made in such Warrant Registration Statement or amendment or supplement thereto concerning Perlmutter or any of his affiliates, other than the Company and its subsidiaries, in reliance upon and in conformity with the written information furnished to the Company by such holder or (b) any untrue statement or alleged untrue statement of a material fact contained in, or any omission or alleged omission of a material fact from, a Warrant Registration Statement if (i) such Warrant Registration Statement and the related prospectus have been later amended or supplemented in a manner that corrects the untrue statement or alleged untrue statement, omission or alleged omission, which is the basis of the loss, liability, claim, damage or expense for which indemnification is sought, (ii) a copy of such amendment or supplement had been timely provided to the holder and had not been sent to or given to the purchaser at or prior to confirmation of sale to such purchaser and the holder shall have been under an obligation to deliver such amendment or supplement for the holder and had not been


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sent to or given to a purchaser at or prior to confirmation of sale to such purchaser and the holder shall have been under an obligation to deliver such amendment or supplement, and (iii) there would have been no such liability but for such failure to deliver such amendment or supplement by the holder. Each beneficial owner of a Warrant Share sold pursuant to a Warrant Registration Statement, by accepting its beneficial ownership of a Warrant, hereby (i) agrees to provide the Company with information with respect to it that the Company reasonably requests in connection with any Warrant Registration Statement and
(ii) agrees, severally and not jointly, to indemnify the Company, its directors and officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act against any liability incurred by it or such controlling person as a result of any misstatement of information provided by such beneficial owner to the Company in writing expressly for inclusion in the Warrant Registration Statement.

               8.  Expenses.

               All expenses incident to the Company's performance of or compliance with its obligations under this Agreement will be borne by the Company, regardless of whether a Warrant Registration Statement becomes effective, including without limitation (i) all Commission or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all reasonable fees and expenses incurred in connection with compliance with state securities or "blue sky" laws, (iii) all reasonable expenses of any persons incurred by or on behalf of the Company in preparing or assisting in preparing, word processing, printing and distributing any registration statement, any prospectus, any amendments or supplements thereto and other documents relating to the performance of and compliance with this Agreement, (iv) the reasonable fees and disbursements of counsel for the Company, and (v) the fees and disbursements, if any, of the Auditors. The Company will not be responsible for
(i) Perlmutter's or the Holders' share of underwriting discounts and commissions, or (ii) the fees (including legal fees and expenses) and disbursements of Perlmutter or the Holders.

               9.     Miscellaneous.

               (a) No Inconsistent Agreements. Each of the Company and Perlmutter represent to the other that it has not entered into, and agrees that on or after the date of this Agreement it will not enter into, any agreement which is inconsistent with the rights granted to the Holders of Warrants or Warrant Shares in this Agreement or otherwise conflicts with the provisions hereof. The Company represents that the rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities under any agreements.

               (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company and Perlmutter have obtained the written consent of holders of at least a majority of the Warrant Shares affected by such amendment, modification, supplement, waiver or consent; provided that any amendment, modification or supplement to this Agreement which, in the good faith opinion of the Board (and evidenced by a resolution of the Board), does not adversely affect any Holder, shall not be subject to such requirement for written consent.


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               (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 9(c); (ii) if to the Company, initially at 10 East 40th Street, New York, NY 10016,
Attention: Allen Lipson, Esq., and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 9(c); and (iii) if to Perlmutter, initially at P.O. Box 1028, Lake Worth, FL 33460, with a copy to Shipman & Sosensky, LLC, 363 Main Street, Hartford, Connecticut 06106,
Attention: Mark Shipman, Esq., and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 9(c).

               All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery.

               (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Warrants. If any transferee of any Holder shall acquire Warrants, in any manner, whether by operation of law or otherwise, such Warrants shall be held subject to all of the terms of this Agreement, and by taking and holding such Warrants such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such person shall be entitled to receive the benefits hereof.

               (e) Purchases and Sales of Warrants. The Company shall not, and shall use its best efforts to cause its affiliates (as defined in Rule 405 under the Securities Act) not to, purchase and then resell or otherwise transfer any Warrants other than Warrants acquired and cancelled.

               (f) Third Party Beneficiary. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company and Perlmutter, and each Holder shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

               (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

               (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

               (i) Governing Law. This Agreement shall be governed by the laws of the State of New York.


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               (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                            (Signature Page Follows)


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               IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.



                                            MARVEL ENTERPRISES, INC.


                                            By ______________________________
                                               Name:
                                               Title:





                                            By /s/ Isaac Perlmutter
                                               ------------------------------
                                               Name:  Isaac Perlmutter


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                      WARRANT REGISTRATION RIGHTS AGREEMENT



                                     between



                            MARVEL ENTERPRISES, INC.



                                       and



                                ISAAC PERLMUTTER





                          Dated as of November 30, 2001







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